Exhibit 10.4

BOX, INC.

2011 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Box, Inc. 2011 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1 Administration of the Plan

The Plan shall be administered by the Board. Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to a committee or committees (which term includes subcommittees) consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject to Section 16 of the Exchange Act, the provisions regarding “non-employee directors” as contemplated by Rule 16b-3(b)(3) under the Exchange Act, or any successor provision thereto. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. All references in the Plan to the “Plan Administrator” shall be, as applicable, to the Board or any committee to whom the Board has delegated authority to administer the Plan.

3.2 Administration and Interpretation by Plan Administrator

(a) Except for the terms and conditions explicitly set forth in the Plan, and to the extent permitted by applicable law, the Plan Administrator shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan.

(b) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Board, whose determination shall be final.

(c) Decisions of the Plan Administrator shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Plan Administrator may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 14.1, a maximum of 16,840,327 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash or in a manner such that some or all of the shares covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Plan Administrator shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

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(c) Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator may grant Substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding any other provisions in this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 14.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1 Form, Grant and Settlement of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine.

6.2 Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

6.3 Dividends and Distributions

Participants may, if the Plan Administrator so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion. The Plan Administrator may apply any restrictions to the dividends or dividend equivalents that the Plan Administrator deems appropriate. The Plan Administrator, in its sole discretion, may

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determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (a) be paid at the same time they are paid to other stockholders and (b) comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1 Grant of Options

The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2 Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards. Notwithstanding the foregoing, the Plan Administrator may grant Nonqualified Stock Options with an exercise price per share of less than the Fair Market Value of the Common Stock on the Grant Date if the Option meets all the requirements for Awards that are considered “deferred compensation” within the meaning of Section 409A.

7.3 Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be ten years from the Grant Date. For Incentive Stock Options, the Option Term shall be as specified in Section 8.4.

7.4 Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

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Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After 1 year	1/4th
After each additional one-month period of continuous service completed thereafter	An additional 1/48 th
After 4 years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5 Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

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(e) if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f) such other consideration as the Plan Administrator may permit.

In addition, to assist a Participant (including directors and executive officers) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion and to the extent permitted by applicable law, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (i) the payment by a Participant of the purchase price of the Common Stock by a promissory note or (ii) the guarantee by the Company of a loan obtained by the Participant from a third party. At the discretion of the Plan Administrator, such notes or loans may be full or partial recourse. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans or loan guarantees, including the interest rate and terms of and security for repayment.

7.6 Effect of Termination of Service

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(iii) the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after the Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

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Notwithstanding the foregoing, to the extent required by applicable law, unless employment or services are terminated for Cause, the right to exercise an Option in the event of Termination of Service, to the extent that the Participant is otherwise entitled to exercise an Option on the date of Termination of Service, shall be

a. at least six months from the date of a Participant’s Termination of Service if termination was caused by death or Disability; and

b. at least 30 days from the date of a Participant’s Termination of Service if termination was caused by other than death or Disability;

c. but in no event later than the Option Expiration Date.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1 Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

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8.2 Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3 Exercise Price

Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date and, in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4 Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5 Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (c) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6 Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

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8.7 Code Definitions

For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.8 Promissory Notes

The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights

The Plan Administrator may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Plan Administrator shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Plan Administrator determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2 Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Plan Administrator as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Plan Administrator in its sole discretion.

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9.3 Waiver of Restrictions

The Plan Administrator, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1 Grant of Stock Awards, Restricted Stock and Stock Units

The Plan Administrator may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2 Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Plan Administrator (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant subject to the terms and conditions of the Plan, the instrument evidencing the Award, and applicable securities laws, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3 Waiver of Restrictions

The Plan Administrator, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 11. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 12. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company

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(“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Plan Administrator may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 13. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award, subject to such terms and conditions as the Plan Administrator shall specify.

SECTION 14. ADJUSTMENTS

14.1 Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2(d); and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

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Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change of Control shall not be governed by this Section 14.1 but shall be governed by Sections 14.2 and 14.3, respectively.

14.2 Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

14.3 Change of Control

(a) Notwithstanding any other provision of the Plan to the contrary, unless the Plan Administrator determines otherwise with respect to a particular Award in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change of Control, if and to the extent an outstanding Award is not converted, assumed, substituted for or replaced by the Successor Company, then effective immediately prior to the Change of Control, such Award shall become vested and exercisable or payable, and applicable restrictions or forfeiture provisions shall lapse, with respect to 25% of shares subject to the then-unvested or restricted portion of such Award, and then such Award shall terminate upon effectiveness of the Change of Control. If and to the extent the Successor Company converts, assumes, substitutes for or replaces an outstanding Award, the vesting and/or exercisability restrictions and/or forfeiture and/or repurchase provisions applicable to such Award shall not be accelerated or lapse, and all such vesting and/or exercisability restrictions and/or forfeiture and/or repurchase provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

(b) For the purposes of Section 14.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Change of Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a

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majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator, and its determination shall be conclusive and binding.

(c) Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may instead provide in the event of a Change of Control that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Change of Control and that each such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the Plan Administrator in its sole discretion) exceeds (ii) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of Common Stock subject to such Awards.

(d) For the avoidance of doubt, nothing in this Section 14.3 requires all Awards to be treated similarly.

14.4 Further Adjustment of Awards

Subject to Sections 14.2 and 14.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

14.5 No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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14.6 Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

14.7 Section 409A

Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 14 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 14 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 15. FIRST REFUSAL AND OTHER RIGHTS; TRANSFER

RESTRICTIONS

15.1 First Refusal Rights

Until the date on which the initial registration of the Common Stock under Section 12(b) or

12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Participant of any shares of Common Stock issued pursuant to an Award. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the agreement evidencing the Participant’s receipt of the shares or, if applicable, in a shareholders agreement or other similar agreement.

15.2 Other Rights and Transfer Restrictions

Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Plan Administrator may require a Participant, as a condition to receiving shares under the Plan, to become a party to a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which Participant grants to the Company and/or its other shareholders certain rights, including but not limited to co-sale rights, and agrees to certain other transfer restrictions with respect to the Shares acquired by Participant under the Plan.

15.3 General

The Company’s rights under this Section 15 are assignable by the Company at any time.

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SECTION 16. MARKET STANDOFF

In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, no person may sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or NASD Conduct Rule 2711, or any successor rules). The limitations of this Section 16 shall in all events terminate two years after the effective date of the Company’s initial public offering.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the shares issued under the Plan shall be immediately subject to the provisions of this Section 16, to the same extent the shares issued under the Plan are at such time covered by such provisions.

In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable standoff period.

SECTION 17. AMENDMENT AND TERMINATION

17.1 Amendment, Suspension or Termination

The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan. Subject to Section 17.3, the Board may amend the terms of any outstanding Award, prospectively or retroactively.

17.2 Term of the Plan

The Plan shall terminate upon the earlier of ten years after (a) the adoption of the Plan by the Board and (b) the approval of the Plan by the stockholders. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

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17.3 Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 14 shall not be subject to these restrictions.

Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, the Board shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Board deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.

SECTION 18. GENERAL

18.1 No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2 Issuance of Shares

Notwithstanding any other provision of the Plan to the contrary, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

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As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3 Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board in accordance with Section 3.1 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4 No Rights as a Stockholder

Unless otherwise provided by the Plan Administrator or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

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18.5 Compliance with Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Plan Administrator makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.

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18.6 Participants in Other Countries or Jurisdictions

Without amending the Plan, the Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7 No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8 Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9 Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10 Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of California without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.

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18.11 Financial Reports

To the extent required by applicable law, the Company shall provide annual financial statements of the Company to each Participant. Such financial statements need not be audited and need not be issued to key persons whose duties within the Company assure them access to equivalent information.

18.12 Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan is subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options. To the extent required under applicable law, any Award exercised before the stockholders of the Company approve the Plan shall be rescinded if the stockholders of the Company do not approve the Plan by the later of (a) within 12 months before or after the date on which the Board adopts the Plan and (b) prior to or within

12 months of the date on which any Award under the Plan is granted in California.

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APPENDIX A

DEFINITIONS

As used in the Plan:

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the fair market value of the securities, cash or other property, or any combination thereof, receivable or deemed receivable upon a Change of Control in respect of a share of Common Stock, as determined by the Plan Administrator in its sole discretion.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock

Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Plan Administrator from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, violation of a noncompetition agreement or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, whose determination shall be conclusive and binding.

“Change of Control,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a sale, in one transaction or a series of transactions undertaken with a common purpose, of at least a majority of the Company’s outstanding voting securities; or

(c) a sale, lease, exchange or other transfer, in one transaction or a series of related transactions, undertaken with a common purpose of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change of Control shall not include (i) a merger or consolidation of the Company in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger or consolidation; (ii) a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets to a majority-owned subsidiary company; (iii) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company; or (iv) any transaction that the Board determines is not a Change in Control for purposes of the Plan.

Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control shall be the date on which the last of such transactions is consummated.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the Class B Common Stock, par value $0.0001 per share, of the Company.

“Company” means Box, Inc., a Delaware corporation.

“Disability,” unless otherwise defined by the Plan Administrator for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Board, each of whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the per share fair market value of the Common Stock as established in good faith by the Plan Administrator or, if the Common Stock is publicly traded, the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Plan Administrator using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Option Term” means the maximum term of an Option as set forth in Section 7.3.

“Participant” means any Eligible Person to whom an Award is granted.

“Plan” means the Box, Inc. 2011 Equity Incentive Plan.

“Plan Administrator” has the meaning set forth in Section 3.1.

“Related Company” means any entity that, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Plan Administrator or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Section 409A” means Section 409A of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Plan Administrator.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change of Control.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Board, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Board determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

BOX, INC.

2011 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

Box, Inc. (the “Company”) hereby grants to you an Option (the “Option”) to purchase shares of the Company’s Class B Common Stock under the Company’s 2011 Equity Incentive Plan (the “Plan”). The Option is subject to all the terms and conditions set forth in this Stock Option Grant Notice (this “Grant Notice”), in the Stock Option Agreement and in the Plan, which are attached to and incorporated into this Grant Notice in their entirety.

Participant:

Grant Date:

Vesting Commencement Date:

Number of Shares Subject to Option:

Exercise Price (per Share):

Option Expiration Date:		(subject to earlier termination in
accordance with the terms of the Plan and the Stock Option Agreement)

Type of Option:	☐ Incentive Stock Option*	☐ Nonqualified Stock Option

Vesting and Exercisability Schedule:	[insert vesting schedule]

Additional Terms/Acknowledgement: You acknowledge receipt of, and understand and agree to, this Grant Notice, the Stock Option Agreement and the Plan. You further acknowledge that as of the Grant Date, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding the Option and supersede all prior oral and written agreements on the subject [with the exception of the following agreements:                     ] .

BOX, INC.	PARTICIPANT

By:		Signature
Its:
Date:
Attachments:	Address:
1. Stock Option Agreement
2. 2011 Equity Incentive Plan	Taxpayer ID:

*	See Sections 3 and 4 of the Stock Option Agreement.

BOX, INC.

2011 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Pursuant to your Stock Option Grant Notice (the “Grant Notice”) and this Stock Option Agreement (this “Agreement”), Box, Inc. (the “Company”) has granted you an Option under its 2011 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Class B Common Stock indicated in your Grant Notice (the “Shares”) at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.

The details of the Option are as follows:

1. Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service and the unvested portion of the Option will terminate.

2. Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

3. Incentive Stock Option Qualification. If so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.

If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the grant date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.

4. Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. By accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.

5. Alternative Minimum Tax. You may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.

6. Independent Tax Advice. You should obtain tax advice when exercising the Option and prior to the disposition of the Shares.

7. Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.

8. First Refusal Rights; Other Transfer Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, co-sale and/or first refusal rights, and agree to certain other transfer restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.

9. Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.

10. Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. You may exercise the vested portion of the Option as follows:

(a) General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.

(b) Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.

(c) Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one year after the date of death and (y) the Option Expiration Date.

(d) Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.

The Option must be exercised within three months after termination of employment for reasons other than death or disability and one year after termination of employment due to disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, “disability” has the meaning attributed to that term for purposes of Section 422 of the Code.

It is your responsibility to be aware of the date the Option terminates.

11. Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator.

12. Withholding Taxes. As a condition to the exercise of any portion of the Option, you must make such arrangements as the Company may require for the satisfaction of any federal, state, local or foreign tax withholding obligations that may arise in connection with such exercise.

13. Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.

14. No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, Disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.

15. Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.

16. Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.

[Non-US Residents only: 17. Limitation on Rights; No Right to Future Grants; Extraordinary Item of Compensation. By entering into this Agreement and accepting the grant of the Option evidenced hereby, you acknowledge that: (a) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (b) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (c) all determinations with respect to any such future grants, including, but not limited to, the times when options will be granted, the number of shares subject to each option, the option price, and the time or times when each option will be exercisable, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the value of the Option is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (f) the Option is not part of normal or expected compensation for purposes of calculating any benefits, severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and you will have no entitlement to compensation or damages as a consequence of your forfeiture of any unvested portion of the Option as a result of your Termination of Service for any reason; (g) the vesting of the Option ceases upon your Termination of Service for any reason except as may otherwise be explicitly provided in the Plan or this Agreement or otherwise permitted by the Plan Administrator; (h) the future value of the Shares underlying the Option is unknown and cannot be predicted with certainty; (i) if the Shares underlying the Option do not increase in value, the Option will have no value; and (j) in the event that you are not a direct employee of the Company, the grant of the Option will not be interpreted to form an employment or other relationship with the Company.

18. Employee Data Privacy. By entering into this Agreement and accepting the Option, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Option and the Plan; (b) understand that the Company and your employer may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title and details of all awards or entitlement to the Common Stock granted to you under the Plan or otherwise (“Data”); (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Option may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country; (d) waive any data privacy rights you may have with respect to the Data; and (e) authorize the Company, its Related Companies and its agents to store and transmit such information in electronic form.]

BOX, INC.

EARLY EXERCISE NOTICE AND STOCK PURCHASE AGREEMENT

2011 EQUITY INCENTIVE PLAN

By your signature and the signature of the representative of Box, Inc. (the “Company”) below, you (“Purchaser”) and the Company agree that you are purchasing shares of the Company’s Class B Common Stock subject to the terms and conditions of this Early Exercise Notice and Stock Purchase Agreement (the “Agreement”), the agreement(s) evidencing the applicable Option(s) (the “Option Agreement(s)”) and the Company’s 2011 Equity Incentive Plan (the “Plan”), which is attached to and incorporated into this Exercise Notice in its entirety.

Purchaser:
Address:

Taxpayer I.D. number:
Total number of shares for which Option is being exercised now (these shares are referred to below as “Shares”):
Total exercise price for Shares:	$

Type of Option:	[ISO or NSO]
Exercise price per share:	$
Total number of shares subject to Option:

1.	Early Exercise for Unvested Shares (Purchaser must initial here if this Section 1 applies.)

By initialing this Section 1, Purchaser hereby acknowledges that all or a portion of the Shares being purchased under this Agreement are not vested as of the date of exercise according to the vesting schedule contained in the Option Agreement. Any Shares purchased hereunder pursuant to the exercise of any portion of the Option that is unvested as of the date of exercise will be considered unvested shares (the “Unvested Shares”). The Unvested Shares will vest (and to the extent so vested cease to be Unvested Shares) in accordance with the vesting schedule contained in the Option Agreement. Purchaser hereby grants to the Company a right to repurchase the Unvested Shares (the “Repurchase Right for Unvested Shares”) for so long as they remain Unvested Shares, subject to the terms and conditions set forth below.

Purchaser understands that the Company will not accept this Early Exercise Notice unless Purchaser properly completes, executes and returns to the Company an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), in connection with Purchaser’s exercise of the Option for Unvested Shares, as discussed further in Section 7.

2.	Payment of Exercise Price

Prior to or concurrently with the delivery of this Agreement to the Company, Purchaser has delivered the exercise price for the Shares in accordance with the terms of the Plan and the Option Agreement.

3.	Securities Law Compliance

3.1 Purchaser represents and warrants that Purchaser (a) has been furnished with a copy of the Plan and all information which Purchaser deems necessary to evaluate the merits and risks of the purchase of the Shares, (b) has had the opportunity to ask questions and receive answers concerning the information received about the Shares and the Company, and (c) has been given the opportunity to obtain any additional information Purchaser deems necessary to verify the accuracy of any information obtained concerning the Shares and the Company.

3.2 Purchaser hereby confirms that Purchaser has been informed that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws pursuant to exemptions from registration. Purchaser further confirms that Purchaser understands that the reliance by the Company on such exemptions is predicated in part on the truth and accuracy of the statements by Purchaser in this Agreement.

3.3 Purchaser hereby represents and warrants that Purchaser is purchasing the Shares for Purchaser’s own account, for investment purposes only, and not with a view towards the distribution or public offering of all or any part of the Shares.

3.4 Purchaser hereby confirms that Purchaser understands that because the Shares have not been registered under the Securities Act, Purchaser must continue to bear the economic risk of the investment for an indefinite period of time and the Shares cannot be sold unless the Shares are subsequently registered or an exemption from registration is available.

3.5 Purchaser hereby agrees that Purchaser will in no event sell or distribute all or any part of the Shares only pursuant to the terms of this Agreement and if (a) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares or (b) the Company receives an opinion of Purchaser’s legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration.

3.6 Purchaser hereby consents to the placing of a legend on Purchaser’s certificate(s) as set forth in Section 8 and to the placing of a stop-transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed.

3.7 Purchaser hereby confirms that Purchaser understands that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by Purchaser. Purchaser understands that the Company has no obligation to Purchaser to register the Shares with the SEC and has not represented to Purchaser that it will so register the Shares.

3.8 Purchaser confirms that Purchaser has been advised, prior to Purchaser’s purchase of the Shares, that neither the offering of the Shares nor any offering materials have been reviewed by any administrator under the Securities Act or any other applicable securities act (the “Acts”) and that the Shares have not been registered under any of the Acts and therefore cannot be resold unless they are registered under the Acts or unless an exemption from such registration is available.

3.9 Purchaser hereby agrees to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorneys’ fees or legal expenses, incurred by the Company as a result of any breach by Purchaser of, or any inaccuracy in, any representation, warranty or statement made by Purchaser in this Agreement or the breach by Purchaser of any terms or conditions of this Agreement.

4.	Transfer Restrictions

4.1 Restrictions on Transfer. Shares will not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in contravention of the provisions of this Agreement. Except as otherwise provided in this Agreement, the Shares may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of without the Company’s prior written consent, which consent will not be unreasonably withheld. If the Company consents to such sale, transfer, assignment, pledge, encumbrance or other disposal of the Shares, Purchaser agrees to (a) pay the Company a transfer processing fee of $3,500 per transaction (whereby transfers to separate transferees shall be deemed to be separate transactions); and (b) provide an opinion of Purchaser’s legal counsel and the counsel of the transferee (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration under applicable securities laws or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration under applicable securities laws. Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Purchaser in connection with the acquisition of the Shares.

4.2 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement, to the same extent the Shares would be so subject if retained by Purchaser.

4.3 Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, Purchaser or any transferee (either being referred to herein as “Purchaser”) agrees not to sell, make any short sale of, loan, hypothecate, pledge, assign, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or NASD Conduct Rule 2711). This market standoff provision will be in effect no longer than two years after the effective date of the Company’s initial public offering.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 4.3, to the same extent the Shares are at such time covered by such provisions.

In order to enforce the limitations of this Section 4.3, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable standoff period.

4.4 Additional Condition for Significant Shareholders. If upon the purchase of Shares pursuant to this Agreement Purchaser will hold 1% of more of the Company’s outstanding shares of Common Stock, Purchaser must become a party to the Company’s Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of October 5, 2011, or the current version of such agreement (the “Co-Sale Agreement”), as a “Founder” for purposes of the Co-Sale Agreement; provided however, that (a) the 120-day time period for the Right of First Refusal for the Shares pursuant to Section 5 of this Agreement will run concurrently with any right of first refusal under the Co-Sale Agreement; and (b) the Right of First Refusal for the Shares pursuant to Section 5 of this Agreement shall only apply to the Shares that are not purchased by the Company and/or the investors in the Company pursuant to the terms of the Co-Sale Agreement.

5.	Company’s Right of First Refusal

Before any Shares held by Purchaser may be sold or otherwise transferred (including any assignment, pledge, encumbrance or other disposition of the Shares, but not a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Purchaser in connection with the acquisition of the Shares), the Company will have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”). The Company shall have the right to assign all or any portion of its Right of First Refusal to any current stockholder of the Company, any other third party or any combination of any of the foregoing, in its sole discretion. Such Right of First Refusal will terminate on the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act.

5.1 In the event Purchaser desires to accept a bona fide third-party offer for the sale or transfer of any or all of the Shares, Purchaser will promptly deliver to the Company a written notice (the “Notice”) stating the terms and conditions of any proposed sale or transfer, including (a) Purchaser’s bona fide intention to sell or otherwise transfer such Shares, (b) the name of each proposed purchaser or other transferee (the “Proposed Transferee”), (c) the number of Shares to be transferred to each Proposed Transferee, and (d) the bona fide cash price or other consideration for which Purchaser proposes to transfer the Shares (the “Offered Price”). Purchaser will provide satisfactory proof that the disposition of such shares to such Proposed Transferee would not be in contravention of the provisions of Section 4 and Purchaser will offer to sell the Shares at the Offered Price to the Company or its assignee(s), as the case may be.

5.2 At any time within 120 days after receipt of the Notice, the Company or one or more of its assignees or both may, by giving written notice to Purchaser, elect to purchase all or any portion of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 5.3.

5.3 The purchase price for the Shares purchased under this Section 5 will be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the noncash consideration will be determined by the Board of Directors of the Company in good faith.

5.4 Payment of the purchase price will be made, in the discretion of the Plan Administrator, either (a) in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or such assignee, or by any combination thereof, within 120 days after receipt of the Notice or (b) in the manner and at the time(s) set forth in the Notice.

5.5 If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or one or more of its assignee as provided in this Section 5, then, subject to the terms and conditions of Section 4, Purchaser may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other transfer is consummated within 150 days after the date of the Notice; and provided, further, that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Agreement, including without limitation, this Section 5 will continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if Purchaser proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice will be given to the Company, and the Company or its assignee will again be offered the Right of First Refusal before any Shares held by Purchaser may be sold or otherwise transferred.

6.	Company’s Repurchase Right for Unvested Shares

6.1 By executing this Agreement, Purchaser grants to the Company a Repurchase Right for Unvested Shares that the Company may exercise on the earlier of (a) the date Purchaser ceases to be employed by or provide services to the Company or a Related Company for any reason whatsoever, including, without limitation, termination with or without Cause, or by reason of Retirement, Disability or death and (b) the date Purchaser or Purchaser’s legal representative attempts to sell, exchange, transfer, pledge or otherwise dispose of any Unvested Shares.

6.2 The Company may exercise the Repurchase Right for Unvested Shares by giving Purchaser written notice within 60 days after (a) the date of such termination of employment with or services to the Company or a Related Company (or exercise of the Option, if later) or (b) the date the Company has received notice of an attempted disposition. If the Company fails to give notice within such 60-day period, the Repurchase Right for Unvested Shares will terminate, unless, to the extent permitted by applicable law, Purchaser and the Company have extended the time for the exercise of the Repurchase Right for Unvested Shares.

6.3 Payment to Purchaser by the Company will be made in cash (by check), by cancellation of all or any portion of outstanding indebtedness of Purchaser to the Company, or by any combination thereof, within 30 days after the date the Company mails the written notice of exercise of the Repurchase Right for Unvested Shares. No interest will be paid on such amount. The purchase price for each share being repurchased by the Company will be an amount equal to Purchaser’s original cost per share, as adjusted as provided in the Plan. Purchaser will deliver the properly endorsed Shares of stock being repurchased to the Company at the same time the Company delivers the purchase price to Purchaser.

6.4 Purchaser hereby authorizes and directs the Company’s Secretary (or other authorized officer) or transfer agent to transfer to the Company or its assignee any Unvested Shares as to which the Repurchase Right for Unvested Shares is exercised.

6.5 The Repurchase Right for Unvested Shares will remain in full force and effect in the event of a Change of Control, except that the Repurchase Right for Unvested Shares will automatically lapse if and to the same extent that the vesting of outstanding Options accelerates in connection with the Change of Control.

6.6 The Company may at any time require Purchaser to deposit any certificate or certificates evidencing the Unvested Shares with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company.

7.	Section 83(b) Election

If the Option is exercised for Unvested Shares, Purchaser understands that under Section 83(a) of the Code, the excess of the Fair Market Value of the Unvested Shares on the date the forfeiture restrictions lapse over the exercise price paid for such Shares will be taxed, on the date such forfeiture restrictions lapse, as alternative minimum taxable income for an Incentive Stock Option or as ordinary income for a Nonqualified Stock Option, subject to payroll and withholding tax and tax reporting, as applicable. For this purpose, the term “forfeiture restrictions” means the right of the Company to buy back the Unvested Shares pursuant to the Repurchase Right for Unvested Shares set forth in Section 6. Purchaser understands that he or she may elect under Section 83(b) of the Code to be taxed at the time the Unvested Shares are acquired upon exercise of the Option, rather than when and as the Unvested Shares cease to be subject to the forfeiture restrictions. Such election (an “83(b) Election”) must be filed with the Internal Revenue Service within 30 days from the date the Option is exercised, even if the Fair Market Value of the Unvested Shares on the date the Option is exercised equals the exercise price (and thus no tax is payable). Purchaser understands that making an 83(b) Election is a condition of the Early Exercise and that Purchaser must return the original of the 83(b) election to the Company and the Company will file the 83(b) Election with the Internal Revenue Service. Purchaser understands that, for an Incentive Stock Option, if Purchaser disposes of the Shares within one year of the date of exercise of the Option or two years of the date of grant of the Option, Purchaser may recognize additional compensation income for regular tax purposes. The 83(b) Election does not have any effect for regular tax purposes, and therefore the amount of any such compensation income is determined by reference to the Fair Market Value of the Unvested Shares as of each vesting date.

Purchaser understands that there is a risk the Internal Revenue Service might challenge the Plan Administrator’s determination of the Fair Market Value of the Shares. Purchaser also understands that (a) he or she will not be entitled to a deduction for any ordinary income previously recognized as a result of the 83(b) Election if the Unvested Shares are subsequently forfeited to the Company, and (b) the 83(b) Election may cause Purchaser to recognize more compensation income than he or she would have otherwise recognized if the Internal Revenue Service determines that the value of the Unvested Shares on the date the Option is exercised is higher than the Fair Market Value of the Shares on that date as determined by the Plan Administrator and/or the value of the Unvested Shares subsequently declines.

THE FORM FOR MAKING AN 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT AS AN EXHIBIT. PURCHASER UNDERSTANDS THAT FAILURE TO RETURN THE ORIGINAL 83(B) ELECTION TO THE COMPANY WITH THE EARLY EXERCISE NOTICE WILL CAUSE THE EARLY EXERCISE NOTICE TO BE INVALID AND NO EARLY EXERCISE WILL OCCUR. Purchaser further understands that an additional copy of the 83(b) Election form must be filed with Purchaser’s federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the federal income tax laws that apply to the purchase of the Unvested Shares under this Agreement and does not purport to be complete. PURCHASER FURTHER ACKNOWLEDGES THAT THE COMPANY HAS DIRECTED PURCHASER TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH PURCHASER MAY RESIDE, AND THE TAX CONSEQUENCES OF PURCHASER’S DEATH.

Purchaser agrees to execute and deliver to the Company with this Agreement the original 83(b) Election attached hereto as Exhibit A-1 (for alternative minimum taxable income purposes in connection with the early exercise of an Incentive Stock Option) or Exhibit A-2 (for income tax purposes in connection with the early exercise of a Nonqualified Stock Option).

8.	Legends

Purchaser understands and agrees that the Shares are subject to certain restrictions on transfer and first refusal and/or repurchase rights, as set forth in this Agreement. Purchaser understands that the certificate(s) representing the Shares will bear legends in substantially the following forms:

“The securities represented by this certificate are subject to certain restrictions on public resale and transfer and first refusal and/or repurchase rights held by the issuer and/or its assignee(s) and may not be sold, assigned, transferred, encumbered or in any way disposed of except as set forth in a stock purchase agreement between the issuer and the original purchaser of these shares, a copy of which may be obtained at the principal office of the issuer. Such transfer restrictions and first refusal and/or repurchase rights are binding on transferees of these shares.”

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or under applicable state securities laws. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that the proposed transfer or resale is in compliance with the Act and any applicable state securities laws.”

9.	Stop-Transfer Notices

Purchaser understands and agrees that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required to (a) transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement or (b) treat as the owner of the Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

10.	Independent Tax Advice

Purchaser acknowledges that determining the actual tax consequences to each particular Purchaser of exercising the Option or disposing of the Shares may be complicated. These tax consequences will depend, in part, on Purchaser’s specific situation and may also depend on the resolution of currently uncertain tax law, and other variables not within the control of the Company. Purchaser is aware that Purchaser should consult a competent and independent tax advisor for a full understanding of the specific tax consequences to Purchaser prior to exercising the Option or disposing of the Shares. Prior to exercising the Option, Purchaser either has consulted with a competent tax advisor independent of the Company to obtain tax advice concerning the exercise of the Option in light of Purchaser’s specific situation or has had the opportunity to consult with such a tax advisor but chose not to do so.

11.	Withholding and Disposition of Shares

As described in the Option Agreement, Purchaser will make arrangements satisfactory to the Company for the payment of any federal, state, local or foreign withholding tax obligations that arise upon purchase of the Shares. Purchaser agrees to notify the Company if any Shares are disposed of within one year hereof or two years of the Grant Date.

12.	Assignment Separate From Certificate; Book Entry Registration of the Shares

12.1 As security for the faithful performance of this Agreement, Purchaser agrees, upon execution of this Agreement, to deliver a stock power in the form attached to this Agreement as Exhibit B, executed by Purchaser and by Purchaser’s spouse, if any (with the transferee, certificate number, date and number of Shares left blank), along with any certificate(s) evidencing shares issued to Purchaser, to the Secretary of the Company or its designee (“Escrow Holder”), who is hereby appointed to hold such stock power and any such certificate(s) in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder shall not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent relative thereto. Escrow Holder may rely on any letter, notice or other document executed by any signature purported to be genuine and may rely on advice of counsel and obey any order of any court with respect to the transactions contemplated in this Agreement. The Shares shall be released from escrow upon termination of the Repurchase Right for Unvested Shares; provided, however, that such release shall not affect the rights of the Company with respect to any pledge of Shares to the Company.

12.2 At the Company’s election, the Company may issue the Shares by registering the Shares in book entry form with the Company’s transfer agent in Purchaser’s name and noting the applicable restrictions will be noted in the records of the Company’s transfer agent in the book entry system.

13.	General Provisions

13.1 Assignment. The Company may assign its Right of First Refusal and/or repurchase rights at any time, in whole or in part, whether or not such rights are then exercisable, to any person or entity selected by the Company’s Board of Directors, including, without limitation, one or more stockholders of the Company.

13.2 Notices. Any notice required in connection with (a) the Company’s Right of First Refusal and/or repurchase rights or (b) the disposition of any Shares covered thereby will be given in writing and will be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated in this Agreement or at such other address as such party may designate by 10 days’ advance written notice under this Section 13.2 to all other parties to this Agreement.

13.3 No Waiver. No waiver of any provision of this Agreement will be valid unless in writing and signed by the person against whom such waiver is sought to be enforced, nor will failure to enforce any right hereunder constitute a continuing waiver of the same or a waiver of any other right hereunder.

13.4 Cancellation of Shares. If the Company or its assignees will make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased by the Company pursuant to the exercise of the Company’s Right of First Refusal and/or repurchase rights in accordance with the provisions of this Agreement, then, from and after such time, the person from whom such Shares are to be repurchased will no longer have any rights as a Purchaser of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares will be deemed purchased in accordance with the applicable provisions of this Agreement and the Company or its assignees will be deemed the owner and Purchaser of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

13.5 Undertaking. Purchaser hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Purchaser or the Shares pursuant to the express provisions of this Agreement.

13.6 Agreement Is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and will in all respects be construed in conformity with the express terms and provisions of the Plan.

13.7 Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding on, the Company and its successors and assigns and Purchaser and Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person will have become a party to this Agreement and agreed in writing to join herein and be bound by the terms and conditions hereof.

13.8 No Employment or Service Contract. Nothing in this Agreement will affect in any manner whatsoever the right or power of the Company, or a Related Company, to terminate Purchaser’s employment or services on behalf of the Company, for any reason, with or without cause.

13.9 Stockholder of Record. Purchaser will be recorded as a stockholder of the Company and will have, subject to the provisions of this Agreement and the Plan, all the rights of a stockholder with respect to the Shares.

13.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but which, upon execution, will constitute one and the same instrument.

13.11 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated below.

BOX, INC. a Delaware corporation

By:
Title:
Address:

Date:

Purchaser

Printed Name

By his or her signature below, the spouse of Purchaser, if such Purchaser is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions of this Agreement and of the Plan, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:

Spouse’s Signature

Printed Name

By his or her signature below, Purchaser represents that he or she is not legally married as of the date of executing this Agreement.

Dated:

Purchaser’s Signature

RECEIPT

                     hereby acknowledges receipt from [Purchaser Name] in payment for                      shares of Class B Common Stock of Box, Inc., a Delaware corporation, of $                     in the form of

☐	Cash

☐	Check (personal, cashier’s or bank certified)

☐	shares of the Company’s Common Stock, fair market value $ per share, held by the Purchaser for a period of at least six months

☐	Copy of irrevocable instructions to broker

☐	Other:

Exercise Date:	By:

FMV on such date: $	For: Box, Inc.

EXHIBIT A-1

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

(For Incentive Stock Options)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s alternative minimum taxable income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR: 2013

2.	The property with respect to which the election is made is described as follows: the unvested portion of shares of Class A Common Stock, par value $0.0001 per share, of Box, Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: [DATE]

4.	The property is subject to the following restrictions:

The property is subject to a repurchase right pursuant to which the Company has the right to acquire the property at the original purchase price if for any reason taxpayer’s service with the Company is terminated. The Company’s repurchase right lapses in a series of installments over a -4-year period ending on [DATE].

5.	The aggregate fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.	The amount (if any) paid for such property is: $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	Purchaser

Dated:	Spouse of Purchaser

EXHIBIT A-2

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

(For Nonqualified Stock Options)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NO. OF SPOUSE:

TAXABLE YEAR: [YEAR]

2.	The property with respect to which the election is made is described as follows: the unvested portion of shares of Class B Common Stock, par value $0.0001 per share, of Box, Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: [DATE]

4.	The property is subject to the following restrictions:

The property is subject to a repurchase right pursuant to which the Company has the right to acquire the property at the original purchase price if for any reason taxpayer’s service with the Company is terminated. The Company’s repurchase right lapses in a series of installments over a four-year period ending on [DATE].

5.	The aggregate fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $

6.	The amount (if any) paid for such property is: $

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	Purchaser

Dated:	Spouse of Purchaser

Distribution of Copies

1.	Return the original to the Company with your properly executed Early Exercise Notice. The Company will file the original with the Internal Revenue Service Center where your taxpayer’s income tax return is filed and retain a copy for itself. Filing will be made by no later than 30 days after the date the property was transferred.

2.	Attach one copy to your income tax return for the taxable year in which the property was transferred.

EXHIBIT B

STOCK POWER AND ASSIGNMENT

SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Stock Purchase Agreement dated as of                     ,         , the undersigned hereby sells, assigns and transfers unto                      shares of the Class B Common Stock of Box, Inc., a Delaware corporation, standing in the undersigned’s name on the books of said corporation represented by Certificate No.              delivered herewith, and does hereby irrevocably constitute the Secretary of said corporation as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:

Signature:

Please print name:

Spouse’s signature, if any:

Please print name:

Please see Section 12 of the Early Exercise Notice and Stock Purchase Agreement for information on completing this form.

BOX, INC.

2011 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE NOTICE

By your signature and the signature of the representative of Box, Inc. (the “Company”) below, you and the Company agree that you are purchasing shares of the Company’s Class B Common Stock subject to the terms and conditions of this Stock Option Exercise Notice (the “Exercise Notice”), the agreement(s) evidencing the applicable Option(s) (the “Option Agreement(s)”) and the Company’s 2011 Equity Incentive Plan (the “Plan”), as well as the terms and conditions of the Stock Purchase Agreement (this “Agreement”), which is attached to and incorporated into this Exercise Notice in its entirety.

Purchaser:

Address:

Taxpayer I.D. number:

Total number of shares for which Option is being exercised now (these shares are referred to below as “Shares”):

Total exercise price for Shares:	$

(Note: If you are exercising more than one stock option under this Agreement, please complete Attachment A instead of completing the following four items):

Option Grant Date:

Type of Option:		☐ Incentive Stock Option
☐ Nonqualified Stock Option

Exercise price per share:	$

Total number of shares subject to Option:

IN WITNESS WHEREOF, the parties have executed this Exercise Notice on the date indicated below.

BOX, INC.	PARTICIPANT

By:
Its:	Signature
Date:	Date:
☐ Check Box if Not Legally Married

Attachment:	PARTICIPANT’S SPOUSE
1. Stock Purchase Agreement

Signature
Print Name:

BOX, INC.

2011 EQUITY INCENTIVE PLAN

STOCK PURCHASE AGREEMENT

Pursuant to your Stock Option Exercise Notice (the “Exercise Notice”) and this Stock Purchase Agreement (this “Agreement”), you and Box, Inc. (the “Company”) agree that you are purchasing the number of shares of the Company’s Common Stock set forth on the Exercise Notice and subject to the terms and conditions of the agreement(s) evidencing the applicable Option(s) (the “Option Agreement(s)”), the Exercise Notice, the Company’s 2011 Equity Incentive Plan (the “Plan”) and this Agreement as set forth below. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.

The details of this Agreement are as follows:

1.	Payment of Exercise Price

Prior to or concurrently with the delivery of this Agreement to the Company, you have delivered the exercise price for the Shares in accordance with the terms of the Plan and the Option Agreement.

2.	Securities Law Compliance

2.1 You represent and warrant that you (a) have been furnished with a copy of the Plan and all information which you deem necessary to evaluate the merits and risks of the purchase of the Shares, (b) have had the opportunity to ask questions and receive answers concerning the information received about the Shares and the Company, and (c) have been given the opportunity to obtain any additional information you deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company.

2.2 You hereby confirm that you have been informed that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws pursuant to exemptions from registration. You further confirm that you understand that the reliance by the Company on such exemptions is predicated in part on the truth and accuracy of the statements by you in this Agreement.

2.3 You hereby represent and warrant that you are purchasing the Shares for your own account, for investment purposes only, and not with a view towards the distribution or public offering of all or any part of the Shares.

2.4 You hereby confirm that you understand that because the Shares have not been registered under the Securities Act, you must continue to bear the economic risk of the investment for an indefinite period of time and the Shares cannot be sold unless the Shares are subsequently registered or an exemption from registration is available.

2.5 You hereby agree that you will in no event sell or distribute all or any part of the Shares only pursuant to the terms of this Agreement and if (a) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving the Shares or (b) the Company receives an opinion of your legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration.

2.6 You hereby consent to the placing of a legend on your certificate(s) as set forth in Section 5 and to the placing of a stop-transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed.

2.7 You hereby confirm that you understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by you. You understand that the Company has no obligation to you to register the Shares with the SEC and has not represented to you that it will so register the Shares.

2.8 You confirm that you have been advised, prior to your purchase of the Shares, that neither the offering of the Shares nor any offering materials have been reviewed by any administrator under the Securities Act or any other applicable securities act (the “Acts”) and that the Shares have not been registered under any of the Acts and therefore cannot be resold unless they are registered under the Acts or unless an exemption from such registration is available.

2.9 You hereby agree to indemnify the Company and hold it harmless from and against any loss, claim or liability, including attorneys’ fees or legal expenses, incurred by the Company as a result of any breach by you of, or any inaccuracy in, any representation, warranty or statement made by you in this Agreement or the breach by you of any terms or conditions of this Agreement.

3.	Transfer Restrictions

3.1 Restrictions on Transfer. Shares will not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of in contravention of the provisions of this Agreement. Except as otherwise provided in this Agreement, the Shares may not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of without the Company’s prior written consent, which consent will not be unreasonably withheld. If the Company consents to such sale, transfer, assignment, pledge, encumbrance or other disposal of the Shares, you agree to (a) pay the Company a transfer processing fee of $3,500 per transaction (whereby transfers to separate transferees shall be deemed to be separate transactions); and (b) provide an opinion of your legal counsel and the counsel of the transferee (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration under applicable securities laws or, in the Company’s sole discretion, the Company otherwise satisfies itself that such transaction is exempt from registration under applicable securities laws. Such restrictions on transfer, however, will not apply to a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by you in connection with the acquisition of the Shares.

3.2 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement, to the same extent the Shares would be so subject if retained by you.

3.3 Market Standoff. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you or any transferee (either being referred to herein as “you”) agree not to sell, make any short sale of, loan, hypothecate, pledge, assign, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or NASD Conduct Rule 2711). This market standoff provision will be in effect no longer than two years after the effective date of the Company’s initial public offering.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this Section 3.3, to the same extent the Shares are at such time covered by such provisions.

In order to enforce the limitations of this Section 3.3, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable standoff period.

3.4 Additional Condition for Significant Shareholders. If upon the purchase of Shares pursuant to this Agreement you will hold 1% of more of the Company’s outstanding shares of Common Stock, you must become a party to the Company’s Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of October 5, 2011, or the current version of such agreement (the “Co-Sale Agreement”), as a “Founder” for purposes of the Co-Sale Agreement; provided however, that (a) the 120-day time period for the Right of First Refusal for the Shares pursuant to Section 4 of this Agreement will run concurrently with any right of first refusal under the Co-Sale Agreement; and (b) the Right of First Refusal for the Shares pursuant to Section 4 of this Agreement shall only apply to the Shares that are not purchased by the Company and/or the investors in the Company pursuant to the terms of the Co-Sale Agreement.

4.	Company’s Right of First Refusal

Before any Shares held by you may be sold or otherwise transferred (including any assignment, pledge, encumbrance or other disposition of the Shares, but not a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by you in connection with the acquisition of the Shares), the Company will have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4 (the “Right of First Refusal”). The Company shall have the right to assign all or any portion of its Right of First

Refusal to any current stockholder of the Company, any other third party or any combination of any of the foregoing, in its sole discretion. Such Right of First Refusal will terminate on the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act.

4.1 In the event you desire to accept a bona fide third-party offer for the sale or transfer of any or all of the Shares, you will promptly deliver to the Company a written notice (the “Notice”) stating the terms and conditions of any proposed sale or transfer, including (a) your bona fide intention to sell or otherwise transfer such Shares, (b) the name of each proposed purchaser or other transferee (the “Proposed Transferee”), (c) the number of Shares to be transferred to each Proposed Transferee, and (d) the bona fide cash price or other consideration for which you propose to transfer the Shares (the “Offered Price”). You will provide satisfactory proof that the disposition of such shares to such Proposed Transferee would not be in contravention of the provisions of Section 3 and you will offer to sell the Shares at the Offered Price to the Company or its assignee(s), as the case may be.

4.2 At any time within 120 days after receipt of the Notice, the Company or one or more of its assignees or both may, by giving written notice to you, elect to purchase all or any portion of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with Section 4.3.

4.3 The purchase price for the Shares purchased under this Section 4 will be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the noncash consideration will be determined by the Board in good faith.

4.4 Payment of the purchase price will be made, in the discretion of the Plan Administrator, either (a) in cash (by check), by cancellation of all or a portion of any of your outstanding indebtedness to the Company or such assignee(s), or by any combination thereof, within 120 days after receipt of the Notice or (b) in the manner and at the time(s) set forth in the Notice.

4.5 If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or one or more of its assignees as provided in this Section 4, then, subject to the terms and conditions of Section 3, you may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other transfer is consummated within 150 days after the date of the Notice; and provided, further, that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Agreement, including without limitation, this Section 4 will continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if you propose to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice will be given to the Company, and the Company or its assignee will again be offered the Right of First Refusal before any Shares held by you may be sold or otherwise transferred.

5.	Legends

You understand and agree that the Shares are subject to first refusal rights and other transfer restrictions, as set forth in this Agreement. You understand that the certificate(s) representing the Shares will bear legends in substantially the following forms:

“The securities represented by this certificate are subject to certain restrictions on public resale and transfer and first refusal rights held by the issuer and/or its assignee(s) and may not be sold, assigned, transferred, encumbered or in any way disposed of except as set forth in a stock purchase agreement between the issuer and the original purchaser of these shares, a copy of which may be obtained at the principal office of the issuer. Such transfer restrictions and first refusal rights are binding on transferees of these shares.”

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or under applicable state securities laws. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that the proposed transfer or resale is in compliance with the Act and any applicable state securities laws.”

6.	Stop-Transfer Notices

You understand and agree that, in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company will not be required to (a) transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement or (b) treat as the owner of the Shares, or otherwise accord voting, dividend or liquidation rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

7.	Independent Tax Advice

You acknowledge that determining the actual tax consequences to you of exercising the Option or disposing of the Shares may be complicated. These tax consequences will depend, in part, on your specific situation and may also depend on the resolution of currently uncertain tax law, and other variables not within the control of the Company. You are aware that you should consult a competent and independent tax advisor for a full understanding of the specific tax consequences to you prior to exercising the Option or disposing of the Shares. Prior to exercising the Option, you either have consulted with a competent tax advisor independent of the Company to obtain tax advice concerning the exercise of the Option in light of your specific situation or have had the opportunity to consult with such a tax advisor but chose not to do so.

8.	Withholding and Disposition of Shares

As described in the Option Agreement, you will make arrangements satisfactory to the Company for the payment of any federal, state, local or foreign withholding tax obligations that arise upon purchase of the Shares. If you are exercising an Incentive Stock Option, you agree to notify the Company if any Shares are disposed of within one year from the date hereof or two years from the Grant Date.

9.	General Provisions

9.1 Assignment. The Company may assign its Right of First Refusal at any time, in whole or in part, whether or not such rights are then exercisable, to any person or entity selected by the Board, including, without limitation, one or more stockholders of the Company.

9.2 Notices. Any notice required in connection with (a) the Company’s Right of First Refusal or (b) the disposition of any Shares covered thereby will be given in writing and will be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated in this Agreement or at such other address as such party may designate by 10 days’ advance written notice under this Section 9.2 to all other parties to this Agreement.

9.3 No Waiver. No waiver of any provision of this Agreement will be valid unless in writing and signed by the person against whom such waiver is sought to be enforced, nor will failure to enforce any right hereunder constitute a continuing waiver of the same or a waiver of any other right hereunder.

9.4 Cancellation of Shares. If the Company or its assignees will make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased by the Company pursuant to the exercise of the Company’s Right of First Refusal in accordance with the provisions of this Agreement, then, from and after such time, you will no longer have any rights as a purchaser of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares will be deemed purchased in accordance with the applicable provisions of this Agreement and the Company or its assignees will be deemed the owner and purchaser of such Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

9.5 Undertaking. You hereby agree to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either you or the Shares pursuant to the express provisions of this Agreement.

9.6 Agreement Is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and will in all respects be construed in conformity with the express terms and provisions of the Plan.

9.7 Successors and Assigns. The provisions of this Agreement will inure to the benefit of, and be binding on, the Company and its successors and assigns and you and your legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person will have become a party to this Agreement and agreed in writing to join herein and be bound by the terms and conditions hereof.

9.8 No Employment or Service Contract. Nothing in this Agreement will affect in any manner whatsoever the right or power of the Company, or a Related Company, to terminate your employment or services on behalf of the Company, for any reason, with or without cause.

9.9 Stockholder of Record. You will be recorded as a stockholder of the Company and will have, subject to the provisions of this Agreement and the Plan, all the rights of a stockholder with respect to the Shares.

9.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but which, upon execution, will constitute one and the same instrument.

9.11 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California.

ATTACHMENT A

(To be completed only if you are exercising more than one Option)

Please complete for each Option you are exercising.

Option Grant Date	Type of Option: Incentive Stock Option (“ISO”) Nonqualified Stock Option (“NSO”) (please circle one)	Exercise Price Per Share	Number of Shares to be Exercised
	ISO/NSO	$
	ISO/NSO	$
	ISO/NSO	$
	ISO/NSO	$
	ISO/NSO	$

RECEIPT FOR ISO EXERCISE

                    hereby acknowledges receipt from                     (“Purchaser”) in payment for                 shares of Common Stock of Box, Inc., a Delaware corporation, of $        in the form of

☐	Cash

☐	Check (personal, cashier’s or bank certified)

☐	shares of the Company’s Common Stock, fair market value $ per share, held by the Purchaser

☐	Copy of irrevocable instructions to broker

☐	Other:

Exercise Date:	By:
(Date Company receives both the executed
Exercise Notice and payment)

Per share FMV on such date:	For: Box, Inc.
$

RECEIPT FOR NSO EXERCISE

                    hereby acknowledges receipt from                     (“Purchaser”) in payment for                 shares of Common Stock of Box, Inc., a Delaware corporation, and applicable tax withholding, of $        in the form of

☐	Cash

☐	Check (personal, cashier’s or bank certified)

☐	shares of the Company’s Common Stock, fair market value $ per share, withheld by the Company but otherwise issuable on exercise of an option

☐	shares of the Company’s Common Stock, fair market value $ per share, held by the Purchaser

☐	Copy of irrevocable instructions to broker

☐	Other:

Exercise Date:	By:
(Date Company receives both the executed
Exercise Notice and payment)

Per share FMV on such date:	For: Box, Inc.
$

BOX, INC.

2011 EQUITY INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

Pursuant to your Stock Option Grant Notice (the “Grant Notice”) and this stock option agreement, including the addendum (attached hereto as Exhibit A) (the “Country Addendum”) containing country-specific terms and conditions (collectively, this “Agreement”), Box, Inc. (the “Company”) has granted you an Option under its 2011 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice (the “Shares”) at the exercise price indicated in your Grant Notice. Capitalized terms not defined in this Agreement but defined in the Plan have the same definitions as in the Plan.

The details of the Option are as follows:

1. Vesting and Exercisability. Subject to the limitations contained herein, the Option will vest and become exercisable as provided in your Grant Notice, provided that vesting will cease upon your Termination of Service (as defined in the Plan and further described in Section 9 of this Agreement) and the unvested portion of the Option will terminate.

2. Securities Law Compliance. Notwithstanding any other provision of this Agreement, you may not exercise the Option unless the Shares issuable upon exercise are registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and you may not exercise the Option if the Company determines that such exercise would not be in material compliance with such laws and regulations. You understand that the Company is under no obligation to register or qualify the Shares with the U.S. Securities and Exchange Commission or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Finally, you agree that the Company shall have unilateral authority to amend this Agreement without your consent to the extent necessary to comply with securities or other laws applicable to the offer of the Option or the issuance of Shares.

3. Incentive Stock Option Qualification. If you are a U.S. taxpayer and if so designated in your Grant Notice, all or a portion of the Option is intended to qualify as an Incentive Stock Option under U.S. federal income tax law, but the Company does not represent or guarantee that the Option qualifies as such.

If the Option has been designated as an Incentive Stock Option and the aggregate Fair Market Value (determined as of the Grant Date) of the shares of Common Stock subject to the portions of the Option and all other Incentive Stock Options you hold that first become exercisable during any calendar year exceeds $100,000, any excess portion will be treated as a Nonqualified Stock Option, unless the Internal Revenue Service changes the rules and regulations governing the $100,000 limit for Incentive Stock Options. A portion of the Option may be treated as a Nonqualified Stock Option if certain events cause exercisability of the Option to accelerate.

4. Notice of Disqualifying Disposition. To the extent the Option has been designated as an Incentive Stock Option, assuming you are a U.S. taxpayer, to obtain certain tax benefits afforded to Incentive Stock Options, you must hold the Shares issued upon the exercise of the Option for two years after the Grant Date and one year after the date of exercise. If you are a U.S. taxpayer and the Option has been designated as an Incentive Stock Option, by accepting the Option, you agree to promptly notify the Company if you dispose of any of the Shares within one year from the date you exercise all or part of the Option or within two years from the Grant Date.

5. Independent Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of Shares. You should obtain your own personal tax, legal and financial advice when exercising the Option and prior to the disposition of the Shares.

6. Method of Exercise. You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state your election to exercise the Option and the number of Shares for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of Shares you are purchasing. You may make this payment in any combination of the following: (a) by cash; (b) by check acceptable to the Company; (c) if permitted by the Plan Administrator for Nonqualified Stock Options, by having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option; (d) if permitted by the Plan Administrator, by using shares of Common Stock you already own; (e) if the Common Stock is registered under the Exchange Act and to the extent permitted by law, by instructing a broker to deliver to the Company the total payment required, all in accordance with the regulations of the Federal Reserve Board; or (f) by any other method permitted by the Plan Administrator.

7. First Refusal Rights; Other Transfer Restrictions. So long as the Common Stock is not registered under the Exchange Act, the Plan Administrator may, in its sole discretion at the time of exercise, require you to sign a stock purchase agreement and/or a shareholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which you will grant to the Company and/or its stockholders certain rights, including, but not limited to, co-sale and/or first refusal rights, and agree to certain other transfer restrictions, with respect to the Shares acquired by you upon exercise of the Option. Upon request to the Company, you may review a current form of any such agreement(s) prior to exercise of the Option.

8. Market Standoff. You agree that any Shares received upon exercise of the Option will be subject to the market standoff restrictions on transfer set forth in the Plan.

9. Treatment Upon Termination of Employment or Service Relationship. The unvested portion of the Option will terminate automatically and without further notice immediately upon your Termination of Service. For purposes of the Option, the effective date of

2

your Termination of Service will be the date you are no longer actively providing services to the Company or one of its Related Companies, regardless of the reason for such termination or whether or not such termination is later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any. Further, unless otherwise expressly provided in this Agreement or determined by the authorized parties at the Company (as identified below and in the Plan), (a) your right to vest in the Option under the Plan, if any, will terminate as of such effective date of Termination of Service; and (b) the period (if any) during which you may exercise your Option after your Termination of Service will commence on such effective date, such that your right to vest in or exercise your Option, as applicable, will not be extended by any notice period during which you are not actively providing services (e.g., your period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any). The Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, the Board, shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your Option grant. In the event of your Termination of Service, you may exercise the vested portion of the Option as follows:

(a) General Rule. You must exercise the vested portion of the Option on or before the earlier of (i) three months after your Termination of Service and (ii) the Option Expiration Date.

(b) Retirement or Disability. In the event of your Termination of Service due to Retirement or disability, you must exercise the vested portion of the Option on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date.

(c) Death. In the event of your Termination of Service due to your death, the vested portion of the Option must be exercised on or before the earlier of (i) one year after your Termination of Service and (ii) the Option Expiration Date. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised until the earlier of (x) one year after the date of death and (y) the Option Expiration Date.

(d) Cause. The vested portion of the Option will automatically expire at the time the Company first notifies you of your Termination of Service for Cause, unless the Plan Administrator determines otherwise. If your employment or service relationship is suspended pending an investigation of whether you will be terminated for Cause, all your rights under the Option likewise will be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after your Termination of Service, any Option you then hold may be immediately terminated by the Plan Administrator.

The Option must be exercised within three months after termination of employment for reasons other than death or disability and one year after termination of employment due to disability to qualify for the beneficial tax treatment afforded Incentive Stock Options. For purposes of the preceding, “disability” has the meaning attributed to that term for purposes of Section 422 of the Code.

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It is your responsibility to be aware of the date the Option terminates.

10. Limited Transferability. During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution. The Plan provides for exercise of the Option by a beneficiary designated on a Company-approved form or the personal representative of your estate; however, if you are employed outside the United States, you are not permitted to designate a beneficiary under this Agreement. Notwithstanding the foregoing and to the extent permitted by the Plan and Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit you to assign or transfer the Option, subject to such terms and conditions as specified by the Plan Administrator.

11. Responsibility for Tax-Related Items.

(a) Prior to any relevant taxable or tax withholding event that arises in connection with your Option, you agree to make adequate arrangements satisfactory to the Company and/or the entity to which you are providing services, if different, (the “Employer”) to satisfy all applicable income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company or the Employer in their discretion to be an appropriate charge to you even if legally applicable to the Company or the Employer (“Tax-Related Items”). In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by (i) withholding from your payroll and any other amounts payable to you by the Company or the Employer, (ii) requiring you to pay cash to the Company or to the Employer; (iii) having the Company withhold a number of Shares that would otherwise be issued to you having a Fair Market Value equal to the obligation for Tax-Related Items; (iv) your surrendering of a number of Shares you already own having a value equal to the obligation for Tax-Related Items; (v) if the Common Stock is registered under the Exchange Act, withholding from the proceeds of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board (either through a voluntary sale or through a mandatory sale arranged by the Company on your behalf pursuant to this authorization); or (vi) any other withholding method that may be approved by the Plan Administrator. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case you will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the exercised Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, you agree that the Company may refuse to issue or deliver Shares to you if you fail to comply with your obligations in connection with the Tax-Related Items.

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(b) You hereby agree that the Company does not have a duty to design or administer the Plan or your Option in a manner that minimizes your liabilities for Tax-Related Items and that the Company and/or the Employer make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of your Option, including, but not limited to, the grant, vesting or exercise of your Option, the subsequent sale of Shares acquired pursuant to such exercise or the receipt of any dividends. You acknowledge that, regardless of any action taken by the Company or the Employer, the ultimate liability for Tax-Related Items is and remains your responsibility and may exceed any amount withheld by the Company or the Employer. Further, if you are subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Further, if you are a U.S. taxpayer, you acknowledge that this Option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Grant Date and there is no other impermissible deferral of compensation associated with the Option. Because the Common Stock is not traded on an established securities market, the Fair Market Value is determined by the Board, perhaps in consultation with an independent valuation firm retained by the Company. You acknowledge that there is no guarantee that the Internal Revenue Service will agree with the valuation as determined by the Board, and you (or any other parties having rights under the Option) shall not make any claim against the Company, the Employer or any of their officers, directors, employees or Related Companies in the event that the Internal Revenue Service asserts that the valuation determined by the Board is less than the “fair market value” as subsequently determined by the Internal Revenue Service.

12. Option Not an Employment or Service Contract. Nothing in the Plan or this Agreement will be deemed to constitute an employment contract or confer or be deemed to confer any right for you to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate your employment or other relationship at any time, with or without Cause.

13. Nature of Grant. In accepting your Option, you acknowledge, understand and agree that:

(a) the Plan is established voluntarily by the Company, is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of your Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

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(d) you are voluntarily participating in the Plan;

(e) your Option and the Shares subject to your Option are not intended to replace any pension rights or compensation;

(f) your Option and the Shares subject to your Option, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(g) the future value of the Shares underlying your Option is unknown, indeterminable, and cannot be predicted;

(h) if the underlying Shares do not increase in value, your Option will have no value;

(i) if you exercise your Option and acquire Shares, the value of such Shares may increase or decrease in value, even below the exercise price;

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of your Option resulting from your Termination of Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment agreement, if any), and, in consideration of the grant of your Option to which you are otherwise not entitled, you irrevocably agree never to institute any claim against the Company or any Related Companies, waive your ability, if any, to bring any such claim, and release the Company and any Related Companies from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, you shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k) unless otherwise provided in the Plan or by the Company in its discretion, your Option and the benefits evidenced by this Agreement do not create any entitlement to have your Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(l) the following provisions apply only if you are providing services outside the United States:

(i)	notwithstanding Section 13(f) above, your Option and the Shares subject to your Option, and the income and value of same, are not part of normal or expected compensation or salary for any purpose; and

(ii)	you acknowledge and agree that neither the Company, the Employer nor any Related Companies shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your Option or of any amounts due to you pursuant to the exercise of your Option or the subsequent sale of any Shares acquired upon exercise.

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14. Data Privacy. You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Agreement and any other Option grant materials (“Data”) by and among, as applicable, the Company any Related Companies for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the exclusive purpose of implementing, administering and managing the Plan.

You understand that Data will be transferred to such broker and/or stock plan service provider as may be designated by the Company presently or in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that if you reside outside the United States, you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the Company, the designated stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing your participation in the Plan. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that if you reside outside the United States, you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your employment status or service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company would not be able to grant you the Option or other equity awards or administer or maintain such awards. Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

15. Governing Law and Venue. The Option grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of California, without regard to the conflict of law provisions, as provided in the Plan. For purposes of any action, lawsuit or

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other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.

16. Notices; Electronic Delivery and Acceptance. Any notices provided for in your Option or the Plan shall be given in writing (including electronically) and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, fourteen (14) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting the Option you consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17. Language. If you have received this Agreement, or any other document related to your Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

18. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

19. Country Addendum. Notwithstanding any provisions in this Agreement, your Option shall be subject to any special terms and conditions set forth in any Country Addendum to this Agreement for your country. Moreover, if you relocate to one of the countries included in the Country Addendum, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum constitutes part of this Agreement.

20. Waiver. You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other Participant.

21. Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on your Option and on any Shares purchased upon exercise of your Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

22. No Right to Damages. You will have no right to bring a claim or to receive damages if you are required to exercise the vested portion of the Option within three months (one year in the case of Retirement, disability or death) of your Termination of Service or if any portion of the Option is cancelled or expires unexercised. The loss of existing or potential profit in the Option will not constitute an element of damages in the event of your Termination of Service for any reason even if the termination is in violation of an obligation of the Company or a Related Company to you.

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23. Binding Effect. This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.

24. Section 409A Compliance. Notwithstanding any provision in the Plan or this Agreement to the contrary, the Plan Administrator may, at any time and without your consent, modify the terms of the Option as it determines appropriate to avoid the imposition of interest or penalties under Section 409A of the Code; provided, however, that the Plan Administrator makes no representations that the Option shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to the Option.

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Exhibit A

ADDENDUM

COUNTRY-SPECIFIC TERMS AND CONDITIONS TO

BOX, INC. 2011 EQUITY INCENTIVE PLAN

GLOBAL STOCK OPTION AGREEMENT

Terms and Conditions

This Country Addendum includes special terms and conditions that govern your Option if you work in one of the countries listed below. If you are a citizen or resident of a country other than the country in which you are currently working (or are considered as such for local law purposes), or if you transfer to another country after the grant of the Option, the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall be applicable to you.

Notifications

This Country Addendum also includes information regarding securities laws, exchange controls, tax and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of August 2013. Such laws are often complex and change frequently. The Company strongly recommends that you not rely on the information contained herein as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you exercise the Option or at the time you sell any Shares acquired under the Plan. In addition, the information is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result; therefore, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your individual situation.

If you are a citizen or resident of a country other than the country in which you are currently working (or are considered as such for local law purposes), or if you transfer to another country after the grant of the Option, the notifications contained herein may not be applicable to you.

Capitalized terms, unless explicitly defined in this Country Addendum, shall have the meanings given to them in the Agreement or in the Plan.

AUSTRALIA

Terms and Conditions

Limitations on Exercise. This provision supplements Section 1 of the Agreement:

Your Option shall vest in accordance with the vesting schedule set forth in the Grant Notice provided, however, in no event shall you vest in or exercise the Option unless and until a date which is the earlier of the date (the “Liquidity Date”) on which: (a) the Company’s Shares are

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publicly traded, quoted or listed on a recognized exchange or national securities market and are no longer subject to a market standoff restricting the sale or disposal of the Shares; (b) the Company undergoes a Change of Control as described in Section 14.3 of the Plan; or (c) your Termination of Service for any reason. You must continue to provide services to the Company or one of its Related Companies through each of the vesting dates and the Liquidity Date established in the preceding sentence to vest and be entitled to exercise the Option. Should the Liquidity Date occur after any of the vesting dates set forth in the vesting schedule in the Grant Notice, you shall receive credit for any vesting that would have occurred under the vesting schedule once the Liquidity Date occurs and shall continue to vest in accordance with the vesting schedule thereafter, unless your Termination of Service (in which case you shall have the post-termination period as provided in Section 9 of the Agreement to exercise any vested Option).

Furthermore, if the Options vest and become exercisable when the Fair Market Value per Share is equal to or less than the exercise price for the Option, you shall not be permitted to exercise the vested Options. In such event, the vested Options may be exercised starting on the U.S. business day following the first period of [thirty (30)] consecutive days on which the Fair Market Value per Share has exceeded the exercise price for the Options.

Finally, notwithstanding the Expiration Date, the Options shall automatically expire in the event that the Options have not become exercisable pursuant to the preceding paragraphs within [six years and 11 months] following the Grant Date.

For the avoidance of doubt, this entire provision applies equally to any unvested Options held by you if you transfer to Australia after the grant of the Option, unless otherwise determined by the Company in its sole discretion.

Notifications

Securities Law Notification. If you acquire Shares under the Plan and subsequently offer the Shares for sale to a person or entity resident in Australia, such an offer may be subject to disclosure requirements under Australian law, and you should obtain legal advice regarding any applicable disclosure requirements prior to making any such offer.

BRAZIL

Terms and Conditions

Compliance with Law and Nature of Award Acknowledgment. By accepting the Option, you agree that you will comply with all applicable Brazilian laws, including, without limitation, that you will pay any and all applicable Tax-Related Items associated with the exercise of the Option and/or the sale of any Shares obtained as a result of such exercise. You further agree that, for all legal purposes, (a) the benefits provided to you under the Plan are the result of commercial transactions unrelated to your employment; (b) the Plan is not a part of the terms and conditions of your employment; and (c) the income from the Option, if any, is not part of your remuneration from employment.

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Notifications

Exchange Control Notification. If you are resident or domiciled in Brazil, you will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights is US$100,000 or more. Assets and rights that must be reported include Shares acquired under the Plan.

FRANCE

Terms and Conditions

French-qualified Option under the French Option Plan. The Option is granted under and is subject to the terms of the French Option Plan and is intended to qualify for specific tax and social security treatment under Section L. 225-177 to L. 225-186-1 of the French Commercial Code, as amended. The Company does not undertake to maintain the qualified status of the Option and you will not be entitled to damages of any nature whatsoever if the Option becomes disqualified. References to the “Plan” used in this Agreement shall include the French Option Plan. Capitalized terms that are not defined in this Agreement have the meanings given to them in the Plan or, as applicable, in the French Option Plan.

Option Term. The term of each Option shall be as stated in this Agreement provided, however, that the Option term shall be no longer than [nine and one half (9 1/2) years]. The Option term will be extended only in the event of your death, but in no event will any Option be exercisable beyond six (6) months following the date of death.

Termination by Reason of Death. This provision replaces Section 9(c) of the Agreement and supersedes any other terms of Section 9 that are inconsistent with it:

In the event of your Termination of Service due to your death, any unexpired Options that are not fully vested at the time of death will become fully vested and exercisable for a period of six (6) months following the date of death. If you die after your Termination of Service but while the Option is still exercisable, the vested portion of the Option may be exercised for a period of six (6) months following the date of death.

Non-transferability. Notwithstanding Section 10 of the Agreement, Options may not be transferred or assigned except in the event of your death.

Language Consent. By accepting the Option, you confirm having read and understood the documents relating to the grant (the Plan, French Option Plan and the Agreement, including this Country Addendum on Exhibit A) which were provided in the English language. You accept the terms of these documents accordingly.

En acceptant cette Option, vous confirmez avoir lu et compris les documents relatifs à cette attribution (le Plan, the Plan pour la France et ce Contrat, incluant l’annexe A) qui vous ont été remis en langue anglaise. Vous en acceptez les termes en connaissance de cause.

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Notifications

Exchange Control Alert. You may hold Shares or cash acquired as a result of your participation in the Plan outside of France provided that you annually declare all foreign bank and stock accounts, whether open, current, or closed, together with your personal income tax returns. Failure to report triggers significant penalties. You must also declare to the customs and excise authorities any cash or securities you import to or export from France without the use of a financial institution when the value of the cash or securities is equal to or exceeds €10,000 (2013). Please note that this alert is accurate as of August 13, 2013 and the exchange controls applicable to your participation in the Plan may change in the future. It is your obligation to comply with the exchange controls applicable to you, not the Company’s nor the Employer’s.

GERMANY

Notifications

Exchange Control Information. Cross-border payments, including any payments you may make in connection with the exercise of your Option or the repatriation of sale proceeds into Germany, in excess of €12,500 must be reported monthly to the German Federal Bank. You are responsible for satisfying the reporting obligation and should be able to obtain a copy of the form used for this purpose from the German bank you use to carry out the fund transfer.

JAPAN

Notifications

Foreign Asset Reporting Information. You are required to report details of any assets held outside of Japan as of December 31st (including Shares acquired under the Plan), to the extent such assets have a total net fair market value exceeding ¥50 million. Such report will be due by March 15th each year. You should consult with your personal tax advisor to determine if the reporting obligation applies to your personal situation.

SINGAPORE

Notifications

Securities Law Information. The grant of the Option under the Plan is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and is not made with a view to the Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. You should note that the Option is subject to section 257 of the SFA and that you will not be able to make (a) any subsequent sale of the Shares in Singapore or (b) any offer of such subsequent sale of the Shares subject to the Option in Singapore, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

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Director Notification Information. If you are a director, associate director or shadow director of a Related Company in Singapore, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Related Company in Singapore in writing when you receive an interest (e.g., Options, Shares) in the Company or any Related Companies (including when you sell Shares acquired through exercise of the Option). In addition, you must notify the Related Company in Singapore when you sell or receive Shares of the Company or any Related Company (including when you sell or receive Shares acquired under the Plan). These notifications must be made within two (2) business days of acquiring or disposing of any interest in the Company or any Related Company. In addition, a notification must be made of your interests in the Company or any Related Company within two business days of becoming a director.

UNITED KINGDOM

Terms and Conditions

Tax-Related Items. The following provision supplements Section 11 of the Agreement:

You agree that if the Employer or the Company does not withhold or otherwise collect the full amount of income tax that you owe due to the exercise of the Option or release, assignment or cancellation of the Option (the “Chargeable Event”) from you within ninety (90) days after the Chargeable Event or such other period specified in Section 222(1)(c) of the United Kingdom Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by you to the Employer, effective on the Due Date. You agree that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 11 of the Agreement. Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you will not be eligible for such a loan to cover the income tax due. In the event that you are such a director or executive officer and the income tax is not collected from or paid by you by the Due Date, the amount of any uncollected income tax may constitute a benefit to you on which additional income tax and NICs may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer, as applicable, for the amount of any employee NICs due on this additional benefit which may be recovered from you by the Company or the Employer at any time thereafter by any of the means referred to in Section 11 of the Agreement.

If you fail to comply with your obligations in connection with the income tax as described in this section, the Company may refuse to deliver the Shares subject to the Option.

Section 431 Election. You agree that you are required, as a condition of the exercise of the Option, to enter into a joint election with the Company or the Employer pursuant to section 431 of the Income Tax (Earnings and Pensions) Act 2003 (or such other election as the Company may direct for the same purpose) electing that the market value of the Shares to be acquired on exercise of the Option be calculated as if they were not “restricted securities.” You must enter into the form of election attached to this Country Addendum, concurrent with the execution of the Agreement or at such subsequent time as may be designated by the Company.

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Joint Election for Transfer of Liability for Employer National Insurance Contributions. If you are a tax resident in the United Kingdom, the grant of the Option is conditional upon your agreement to accept liability for any secondary Class 1 national insurance contributions (“NICs”) which may be payable by the Employer in connection with any event giving rise to tax liability in relation to the option (“Employer NICs”). The Employer NICs may be collected by the Company or the Employer using any of the methods described in Section 11 of the Agreement. Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Employer (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to you. You further agree to execute such other elections as may be required by any successor to the Company and/or the Employer for the purpose of continuing the effectiveness of your Joint Election. If you do not complete the Joint Election prior to exercise of your Option, or if approval of the Joint Election is withdrawn by HMRC and a new Joint Election is not entered into, your Option shall become null and void and may not be exercised, without any liability to the Company or its Affiliates. You must enter into the Joint Election attached to this Country Addendum, concurrent with the execution of the Agreement, or at such subsequent time as may be designated by the Company.

UNITED STATES

Notifications

Alternative Minimum Tax. To the extent the Option has been designated as an Incentive Stock Option, assuming you are a U.S. taxpayer, you may be subject to the alternative minimum tax at the time of exercise of such Incentive Stock Option.

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BOX, INC.

2011 EQUITY INCENTIVE PLAN

GLOBAL OPTION AGREEMENT

Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003

One Part Election

1.	Between

the Participant:

whose National Insurance Number is

and

the Company (who is the Participant’s employer):

of Company Registration Number

2.	Purpose of Election

This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.

The effect of an election under section 431(1) is that, for the relevant Income Tax and National Insurance Contributions (“NICs”) purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NICs where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that Income Tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the Income Tax/NICs due by reason of this election. Should this be the case, there is no Income Tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.	Application

This joint election is made not later than fourteen (14) days after the date of acquisition of the securities by the Participant and applies to:

Number of securities:	All securities to be acquired by Participant pursuant to the Option granted on [insert grant date] under the terms of the Box, Inc. 2011 Equity Incentive Plan.

Description of securities:	Shares of Common Stock

Name of issuer of securities:	Box, Inc.

to be acquired by the Participant after [date] under the terms of the Box, Inc. 2011 Equity Incentive Plan.

4.	Extent of Application

This election disapplies to

S.431(1) ITEPA: All restrictions attaching to the securities

5.	Declaration

This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.

In signing this joint election, we agree to be bound by its terms as stated above.

/ /

Signature (Participant)	Date

/ /

Signature (for and on behalf of the Company)	Date

Position in company

Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the participant and employer in respect of that and any later acquisition.

DATED	201	—

BOX, INC.

- and -

BOX.COM(UK) LTD

- and -

[PARTICIPANT]

JOINT ELECTION

JOINT ELECTION

THIS JOINT ELECTION is made on	201[—]

BETWEEN

(1)	BOX, INC. whose registered office is at 4440 El Camino Real, Los Altos, CA 94022 (the “Company”); and

(2)	BOX.COM(UK) LTD registered in England and Wales with company number 08097316 whose registered office is at 5 New Street Square, London EC4A 3TW (the “Employer”); and

(3)	[INSERT NAME OF PARTICIPANT] of [insert address of Participant] whose National Insurance number is [insert National Insurance number] (the “Participant” which shall include his executors or administrators in the case of his death).

INTRODUCTION

(A)	The Participant may be granted options from time to time (each one an “Option”) to acquire shares of common stock in the Company (the “Shares”) on terms to be set out in stock option agreements to be issued to the Participant and which will be subject to Box, Inc. UK Sub-Plan to the 2011 Equity Incentive Plan (the “Plan”).

(B)	The grant of the Option may take place before or after the Participant has executed this joint election (the “Joint Election”). The Joint Election is in an approved format. The exercise, cancellation, release, assignment or other disposal of an Option is subject to the Participant entering into this Joint Election.

(C)	The Participant is currently an employee of the Employer.

(D)	The exercise, release, cancellation, assignment or other disposal of an Option (a “Trigger Event”) (whether in whole or in part), may result in the Employer or, if and to the extent that there is a change in law, any other company or person who becomes the secondary contributor for National Insurance contributions (“NIC”) purposes at the time of such Trigger Event having a liability to pay employer’s (secondary) Class I NICs (or any tax or social security premiums which may be introduced in substitution or in addition thereto) in respect of such Trigger Event.

(E)	Where the context so admits, any reference in this Joint Election:

(i)	to the singular number shall be construed as if it referred also to the plural number and vice versa;

(ii)	to the masculine gender shall be construed as though it referred also to the feminine gender;

(iii)	to a statute or statutory provision shall be construed as if it referred also to that statute or provision as for the time being amended or re-enacted; and

(iv)	Shares means shares of Class B common stock of the Company.

AGREED TERMS

1.	Joint Election

1.1	It is a condition of the exercise, cancellation, release, assignment or other disposal of an Option that the Participant has entered into this Joint Election with the Employer.

1.2	The Participant, the Company and the Employer elect to transfer the liability (the “Liability”) for all of the employer’s (Secondary) Class I NICs, referred to in (D) above and charged on payments or other benefits arising on a Trigger Event and treated as remuneration and earnings pursuant to section 4(4)(a) of the Social Security Contributions and Benefit Act 1992 (“SSCBA”) to the Participant. This Joint Election is made pursuant to an arrangement authorised by paragraph 3B, Schedule 1 of the SSCBA.

1.3	This Joint Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of the Social Security Contributions and Benefits Act 1992 or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

1.4	This Joint Election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of Income Tax (Earnings and Pensions) Act 2003 (“ITEPA”) (employment income: securities with artificially depressed market value).

2.	Restriction on registration until liability paid by Participant

The Participant hereby agrees that no Shares shall be registered in his name until he has met the Liability as a result of a Trigger Event in accordance with this Joint Election.

3.	Payment

3.1	Where, in relation to an Option, the Participant is liable, or is in accordance with current practice at the date of the Trigger Event believed by the Employer to be liable (where it is believed that the shares under option are readily convertible assets), to account to HM Revenue & Customs for the Liability, the Participant and the Employer agree that, upon receipt of the funds to meet the Liability from the Participant, that such funds to meet the Liability shall be paid to the Collector of Taxes or other relevant taxation authority by the Employer on the Participant’s behalf within 14 days of the end of the income tax month in which the gain on the Option was made (“the 14 day period”) and for the purposes of securing payment of the Liability the Participant will on the occurrence of a Trigger Event:

(a)	pay to the Employer a cash amount equal to the Liability; and/or

(b)	suffer a deduction from salary or other remuneration due to the Participant such deduction being in an amount not exceeding the Liability; and/or

(c)	at the request of the Company enter into such arrangement or arrangements necessary or expedient with such person or persons (including the appointment of a nominee on behalf of the Participant) to effect the sale of Shares acquired through the exercise of the Option to cover all or any part of the Liability and use the proceeds to pay the Employer a cash amount equal to the Liability.

3.2	The Employer shall pass all monies it has collected from the Participant in respect of the Liability to the Collector of Taxes by no later than 14 days after the end of the income tax month in which the Trigger Event occurred.

4.	Termination of Joint Election

4.1	This Joint Election shall cease to have effect on the occurrence of any of the following:

(a)	if the terms of this Joint Election are satisfied in the reasonable opinion of the Company, the Employer and the Participant;

(b)	if the Company, the Employer and the Participant jointly agree in writing to revoke this Joint Election;

(c)	if HM Revenue & Customs withdraws approval of this Joint Election so far as it relates to share options covered by the Joint Election but not yet granted;

(d)	if the Options lapse or no Option is otherwise capable of being exercised pursuant to the Plan; and/or

(e)	if the Company and/or the Employer serve notice on the Participant that the Joint Election is to cease to have effect.

5.	Further assurance

5.1	The Company, Employer and the Participant shall do all such things and execute all such documents as may be necessary or desirable to ensure that this Joint Election complies with all relevant legislation and/or HM Revenue & Customs requirements.

5.2	The Participant shall notify the Employer in writing of any Trigger Event which occurs in relation to an Option within three days of such Trigger Event.

5.3	The Company intends, as soon as practicable, to notify the Employer of the Participant’s intention of exercising an Option and shall provide the Employer with such information available to the Company to enable the Employer to calculate the Liability arising on the Trigger Event.

6.	Secondary Contributor

The Employer enters into this Joint Election on its own behalf and on behalf of the Company, or, if and to the extent that there is a change in law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of this Option. It is agreed that the Employer can enforce the terms of this Joint Election against the Participant on behalf of any such company.

7.	Binding Effect

7.1	The Participant agrees to be bound by the terms of this Joint Election and for the avoidance of doubt the Participant shall continue to be bound by the terms of this Joint Election regardless of which country the Participant is working in when the Liability arises and regardless of whether the Participant is an employee of the Employer when the Liability arises.

7.2	The Employer and the Company agree to be bound by the terms of this Joint Election and for the avoidance of doubt the Employer and Company shall continue to be bound by the terms of this Joint Election regardless of which country the Participant is working in when the Liability arises and regardless of whether the Participant is an employee of the Employer when the Liability arises.

8.	Governing Law

8.1	This Joint Election shall be governed by and construed in accordance with English law and the parties irrevocably submit to the non-exclusive jurisdiction of the English Courts to settle any claims, disputes or issues which may arise out of this deed.

This Joint Election has been executed and delivered as a deed on the date written above.

SIGNED as a DEED	)
by BOX, INC.	)
acting by the under-mentioned	)
person(s) acting on the authority	)
of the Company in accordance	)
with the laws of the territory of	)
its incorporation:	)

Authorised signatory

Signed as a DEED	)
by BOX.COM(UK) LTD	)
acting by:	)

Director

In the presence of:

Witness Signature:

Name:

Address:

Occupation:

SIGNED as a DEED	)
by [insert name of Participant]	)

in the presence of:

Witness signature:

Name:

Address:

Occupation:

Neither this document, nor any stock option agreement connected with it, is an approved prospectus for the purposes of section 85(1) of the Financial Services and Markets Act 2000 (“FSMA”) and no offer of transferable securities to the public (for the purposes of section 102B of FSMA) is being made in connection with the UK Sub-Plan to the Box, Inc. 2011 Equity Incentive Plan (the “Sub-Plan”). The Sub-Plan is exclusively available to bona fide employees and former employees of Box, Inc; Box.com(UK) Ltd and any other UK Subsidiary.

UK SUB-PLAN TO THE

BOX, INC.

2011 EQUITY INCENTIVE PLAN

Additional Terms and Conditions for Options received by Participants resident in the UK

1.	The purpose of this Sub-Plan is to provide incentives for present and future UK tax resident employees of Box, Inc., Box.com (UK) Ltd and any other UK Subsidiary through the grant of options over shares of Class B Common Stock of Box, Inc. (the “Company”).

2.	Capitalized terms are defined in the Company’s 2011 Equity Incentive Plan (the “Plan”), subject to the provisions of this Sub-Plan.

3.	References to Incentive Stock Options and Nonqualified Stock Options shall not apply to Options granted under the Sub-Plan.

4.	The Options granted under this Sub-Plan shall be Unapproved Options.

5.	This Sub-Plan is governed by the Plan and all its provisions shall be identical to those of the Plan SAVE THAT (i) “Sub-Plan” shall be substituted for “Plan” where applicable and (ii) the following provisions shall be as stated in this Sub-Plan in order to accommodate the specific requirements of the laws of England and Wales:

6.	SECTION 1. Purpose

The words “officers, directors, consultants, agents, advisors and independent contractors” shall be deleted and replaced with the words “officers and full-time directors”.

7.	SECTION 4. Shares Subject to the Plan

Section 4.2(d) shall be deleted in its entirety.

8.	SECTION 5. Eligibility

The words “officer or director” in the first sentence of this section shall be deleted and replaced with the words “officer or director”.

The second sentence (starting with the words “An award may also be granted to any consultant” and ending at the end of the subsection) shall be deleted in its entirety.

9.	SECTION 6. Awards

The words “shares of Common Stock, Restricted Stock or Stock Units” and the words “or Stock Appreciation Right” shall be deleted from subsection 6.3 (Dividends and Distributions) and the final sentence (beginning “Also notwithstanding”) shall also be deleted.

10.	SECTION 7. Options

In section 7.1 (Grant of Options), the words “Incentive Stock Options or Nonqualified Stock” shall be deleted and replaced with the word “Unapproved”.

In section 7.2 (Option Exercise Price), the words “(and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options)” and the words “Nonqualified Stock” shall be deleted.

In section 7.3 (Term of Options), the second sentence beginning with “For Incentive Stock Options” shall be deleted in its entirety.

In section 7.4 (Exercise of Options), the words “and delivery of the signed Joint Election and signed Section 431 Election” shall be inserted following the words “executed stock option exercise agreement or notice”.

The word “check” shall be replaced with the word “cheque” in subsection 7.5(b) (Payment of Exercise Price).

Subsections 7.5(c) and 7.5(d) shall be deleted in their entirety.

In subsection 7.5(e), the words “the regulations of the Federal Reserve Board; or” shall be deleted and replaced with the words “any applicable laws”.

The final paragraph of section 7.5 (beginning “In addition, to assist”) shall be deleted.

In section 7.6 (Effect of Termination of Service) the words “or service” in the final paragraph shall be deleted.

11.	SECTION 8. Incentive Stock Option Limitations

This section shall be deleted in its entirety.

12.	SECTION 9. Stock Appreciation Rights

This section shall be deleted in its entirety.

13.	SECTION 10. Stock Awards, Restricted Stock and Stock Units

This section shall be deleted in its entirety.

14.	SECTION 11. Other Stock or Cash-Based Awards

This section shall be deleted in its entirety.

15.	SECTION 12. Withholding

This section shall be deleted in its entirety and replaced with the following:

“In the event that the Company or any Related Company determines that it is required to account to HM Revenue & Customs for any Option Tax Liability or Secondary NIC Liability (under the Stock Option Agreement) arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the shares acquired pursuant to the Option, the Participant, as a condition to the issue of Common Stock in connection with the exercise of an Option, or on the grant, assignment, release or cancellation of an Option, shall make such arrangements satisfactory to the Company to enable it or any Related Company to satisfy any requirement to account for any Option Tax Liability

(and, if applicable, any Secondary NIC Liability) that may arise in connection with the Option or the award of Common Stock pursuant to it including, but not limited to, arrangements satisfactory to the Company for withholding Common Stock that would otherwise be issued pursuant to the Stock Option Agreement to the Participant.”

16.	SECTION 13. Assignability

This section shall be replaced with the following: “No Award or interest in an Award may be transferred otherwise than to the Participant’s Personal Representatives on the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.”

17.	SECTION 14. Adjustments

The words “the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2(d); and” shall be deleted from subsection 14.1 (Adjustment of Shares).

18.	SECTION 17. Amendment and Termination

The first sentence shall be deleted and replaced with the following: “The Plan shall terminate upon the termination of the Box, Inc. 2011 Equity Incentive Plan.”

In subsection 17.3 (Consent of Participant), the second sentence beginning with the words “Any change or adjustment” shall be deleted in its entirety.

19.	SECTION 18. General

The words “at any time, with or without cause” shall be deleted from subsection 18.1 (No Individual Rights).

The first sentence of subsection 18.5 (Compliance with Laws and Regulations) beginning with the words “In interpreting and applying” and ending at the end of the paragraph shall be deleted in its entirety.

20.	SECTION 19. Effective Date

The second and third sentence, beginning with the words “If the stockholders of the Company do not approve” and ending at the end of the paragraph, shall be deleted in their entirety.

21.	APPENDIX A. Definitions

The following definitions shall be deleted:

“Incentive Stock Option”; “Nonqualified Stock Option”; “Restricted Stock”; “Stock Appreciation Right”; “Stock Award”; and “Stock Unit”.

The following definitions shall be added:

“Data” means certain personal information about the Participant, including but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any stock, units or directorships held in the Company or any Related Company, details of all options or other entitlement to shares awarded, cancelled, exercised, vested, unvested, or outstanding in the Participant’s favour.

“Data Recipients” means third parties assisting the Company in the implementation, administration, and management of the Plan.

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Joint Election” means an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992), which has been approved by HM Revenue & Customs for the transfer of the whole of or any liability of the Secondary Contributor for any Secondary NIC Liability.

“Option Tax Liability” means any liability or obligation of the Company and/or any Related Company to account (or pay) for income tax (under the UK withholding system of PAYE (pay as you earn)) or any other taxation provisions and primary class 1 National Insurance Contributions in the United Kingdom to the extent arising from the grant, exercise, assignment, release, cancellation or any other disposal of an Option or arising out of the acquisition, retention and disposal of the Common Stock acquired under this Plan.

“Personal Representative” means the personal representative(s) of a Participant (being either the executors of his will or if he dies intestate the duly appointed administrator(s) of his estate) who have provided to the Board evidence of their appointment as such.

“Secondary Contributor” means a person or company who has a liability to account (or pay) the Secondary NIC Liability to HM Revenue and Customs.

“Secondary NIC Liability” means any liability to employer’s Class 1 National Insurance Contributions to the extent arising from the grant, exercise, release or cancellation of an Option or arising out of the acquisition, retention and disposal of the Common Stock acquired pursuant to an Option.

“Section 431 Election” means an election made under section 431 of ITEPA.

“Taxable Event” means any occasion on which an Option Tax Liability or Secondary NIC Liability arises in connection with an Option or any award of Common Stock under it.

“UK Subsidiary” means a Related Company of the Company which is incorporated in the UK.

“Unapproved Option” means an option over shares in the Company that is neither an HM Revenue & Customs approved company share option (under Schedule 4 ITEPA) nor an enterprise management incentive (EMI) option which meets the requirements of Schedule 5 ITEPA.

The following definitions shall be amended to read as follows:

“Award” means any Option as may be awarded by the Plan Administrator from time to time.

“Plan” means the UK Sub-Plan to the Box, Inc. 2011 Equity Incentive Plan.

“Termination of Service” means a termination of employment relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Board, whose determination shall be conclusive and binding. Transfer of a Participant’s employment relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Board determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment relationship is with an entity that has ceased to be a Related Company.

French Option Sub-Plan to the Box, Inc.

2011 Equity Incentive Plan

1.	Introduction.

The Board of Directors (the “Board”) of Box, Inc. (the “Company”) has established the Box, Inc. 2011 Equity Incentive Plan (the “U.S. Plan”), for the benefit of certain persons, including employees, officers, directors, consultants, agents, advisors, and independent contractors of the Company and its Related Companies (as defined in the U.S. Plan), including its French Related Companies of which the Company holds directly or indirectly at least 10% of the share capital (each a “French Entity” and collectively the “French Entities”).

Sections 3.2 and 18.6 of the U.S. Plan specifically authorize the Board or a committee composed of members of the Board appointed by the Board to administer the U.S. Plan (the “Plan Administrator”) to establish sub-plans to the U.S. Plan to meet requirements that permit the Plan to operate in a qualified or tax efficient manner. The Plan Administrator has determined that it is advisable to establish a French sub-plan to the U.S. Plan for the purpose of permitting stock options granted to employees of French Entities to qualify for certain qualified tax and social security treatment available for such grants in France. The Plan Administrator, therefore, hereby establishes rules under the U.S. Plan for the purpose of granting stock options which qualify for the specific tax and social security treatment in France applicable to stock options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code, as amended (“French-qualified Options”), to qualifying persons who are resident in France for French tax purposes and/or subject to the French social security regime (the “French Participants”).

The terms of the U.S. Plan, as set out in Appendix 1 hereto, shall, subject to the modifications in the following rules, constitute the Rules of the Box, Inc. 2011 Equity Incentive Plan, for the Grant of Options to Participants in France (the “French Option Plan”).

Under the French Option Plan, qualifying employees will be granted French-qualified Options only as defined in Section 2 hereunder. The provisions of the U.S. Plan permitting the grant of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or dividend equivalent rights are not applicable to grants made under the French Option Plan.

2.	Definitions.

Capitalized terms used in this French Option Plan without definition shall have the meanings ascribed to such terms in the U.S. Plan. The terms set forth below shall have the following meanings:

(a) The term “Closed Period” shall mean a closed period as set forth in Section L. 225-177 of the French Commercial Code, as amended, which includes:

(i)	the 20-trading day period following the issuance of a dividend (i.e., the ex-dividend date) or a general right to subscribe to shares (i.e., a rights offering);

(ii)	the 10-trading day period before and after the disclosure to the public of the consolidated financial statements or the annual statements of the Company; and

(iii)	the period as from the date the corporate management of the Company becomes aware of information that could, if it were disclosed to the public, have a material effect on the trading price of the Common Stock, until 10 trading days after the day such information is disclosed to the public.

If, after adoption of the French Option Plan, the French Commercial Code is amended to modify the definition and/or applicability of the Closed Periods to French-qualified Options, such amendments shall become applicable to any French-qualified Options granted under this French Option Plan to the extent required under French law.

(b) The term “Exercise Price” shall mean the price to acquire a Share pursuant to the exercise of a French-qualified Option.

(c) The term “Grant Date” shall mean the date on which the Plan Administrator both:

(i)	designates the French Participant; and

(ii)	specifies the terms and conditions of the French-qualified Option, including the number of Shares, the method for determining the Exercise Price, the vesting conditions and any restrictions on the transferability of the Shares subject to the French-qualified Option.

(d) The term “Option” shall include both:

(i)	purchase stock options (rights to acquire Shares repurchased by the Company prior to the date on which the Option becomes exercisable); and

(ii)	subscription stock options (rights to subscribe for newly issued Shares).

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3.	Eligibility.

(a) Notwithstanding any other term of this French Option Plan, French-qualified Options may be granted only to employees or corporate officers of the French Entities who hold less than ten percent (10%) of the share capital of the Company.

(b) Subject to Section 3(c) below, the following persons shall be eligible to receive, at the discretion of the Plan Administrator, French-qualified Options under this French Option Plan, provided they also satisfy the eligibility conditions of Section 5 of the U.S. Plan:

(i)	any French Participant who, on the Grant Date and to the extent required under French law, is (A) employed under the terms and conditions of an employment contract (“contrat de travail”) by a French Entity, or and only after an Initial Public Offering (“IPO”) of the Company (i.e., when the Shares are publicly traded on a recognized exchange) (B) a managing corporate officer (as described in 3(c) below) of a French Entity, and

(ii)	to the extent permissible under French tax and social security laws, including guidelines and specific tax or social security rulings issued by French tax and social security authorities, any individual who is otherwise employed by the Company or a Related Company even if the individual is not a French tax resident and/or subject to the French social security contribution regime on the Grant Date but who may be considered (as determined by the Plan Administrator in its sole discretion) as a French Participant for purposes of this French Option Plan.

(c) After an IPO of the company, French-qualified Options may not be issued to corporate officers of a French Entity other than the managing corporate officers (i.e., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions), unless the corporate officer is employed under the terms of an employment contract (“contrat de travail”) by a French Entity, as defined by French law and in accordance with applicable French rules.

4.	Grant of Option.

After an IPO, French-qualified Options may not be granted during a Closed Period to the extent such Closed Periods are applicable to French-qualified Options granted by the Company.

5.	Modifications to Terms and Conditions of Option.

Notwithstanding any provision in the U.S. Plan, the terms and conditions of the French-qualified Options (Exercise Price, number of underlying Shares and vesting conditions) may not be modified after the Grant Date, except as provided under Sections 7, 8 and 9 of the French Option Plan, or as otherwise in keeping with French law applicable to French-qualified Options. Any other modification permitted under the U.S. Plan may result in the Options no longer constituting French-qualified Options.

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6.	Exercise Price of Option.

(a) The method for determining the Exercise Price shall be fixed by the Plan Administrator on the Grant Date. The Exercise Price shall be stated in the Stock Option Agreement or other grant materials distributed to Participants.

(b) Prior to the Shares being publicly traded on a recognized exchange, the Exercise Price shall be no less than the Fair Market Value of the Shares on the Grant Date.

(c) After the Shares become publicly traded on a recognized exchange, in no event shall the Exercise Price be less than the greatest of:

(i)	with respect to purchase stock options: the higher of either 80% of the average of the prices of the Shares during the 20 trading days immediately preceding the Grant Date or 80% of the average of the purchase price paid for such Shares by the Company;

(ii)	with respect to subscription stock options: 80% of the average of the prices of the Shares during the 20 trading days immediately preceding the Grant Date; or

(iii)	100% of the Fair Market Value per Share, as determined on the Grant Date.

(d) Upon exercise of an Option, payment of the full Exercise Price and any required withholding tax or social security contributions shall be paid by any of the methods set forth in the Stock Option Agreement, except that the Exercise Price may not be paid by delivery, surrender or attestation to the ownership of previously owned Shares.

7.	Exercise of Option.

(a) The French-qualified Option shall vest and be exercisable pursuant to the terms and conditions set forth in the U.S. Plan, the French Option Plan and the Stock Option Agreement delivered to each French Participant.

To the extent necessary to obtain the specific tax and social security treatment applicable to French-qualified Options, the Plan Administrator may, in its discretion, restrict the vesting and/or exercisability of the Option and/or the sale of Shares until the expiration of any applicable holding period. Any such restriction shall be set forth in the Stock Option Agreement to be delivered to each French Participant.

(b) Unless otherwise required or permitted under French law applicable to French-qualified Options, in the event a French Participant dies while he or she is actively employed by the Company or any Related Company, his or her French-qualified Options may thereafter be exercised in full (whether such Options were vested or unvested at the time of death) by his or her heirs only during the six-month period following death.

4

(c) Unless otherwise required or permitted under French law applicable to French-qualified Options, in the event a French Participant dies following Termination of Service, his or her outstanding vested French-qualified Options may be exercised by his or her heirs only during the six-month period following death.

The six-month exercise period described in Sections 7(b) and (c) above will apply without regard to the term of the French-qualified Option. Any French-qualified Option which remains unexercised shall expire six months following the date of the French Participant’s death.

(d) The Shares acquired upon exercise of the French-qualified Option shall be recorded in an account in the name of the French Participant with a broker or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable law and any applicable holding periods.

(e) After an IPO and to the extent applicable to French-qualified Options granted by the Company, a specific holding period for the Shares underlying the Option or a restriction on exercise of the French-qualified Option may be imposed upon any French Participant who qualifies as a managing corporate officer of the Company as defined under French law (comparable functions to the French “mandataires sociaux,” i.e., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de Sociétés par actions).

8.	Adjustments Upon Changes in Capital Structure and Change of Control.

Adjustments to the French-qualified Options and/or the underlying Shares shall be made to preclude the dilution or enlargement of benefits under the French-qualified Options in the event of certain transactions by the Company, as set forth in Section L. 225-181 of the French Commercial Code, as amended, as well as in the event of a repurchase of Shares by the Company at a price higher than the stock trading price on the open market pursuant to the provisions of Section L. 228-99 of the French Commercial Code, as amended and specific decrees.

In the event of a change in capital structure or Change of Control as set forth in Section 14 of the U.S. Plan, adjustments to the terms and conditions of the French-qualified Options and/or the underlying Shares may be made only in accordance with the U.S. Plan and pursuant to applicable French legal and tax rules.

Nevertheless, the Plan Administrator may, in its sole discretion, determine to make adjustments in the case of a transaction for which adjustments are not expressly authorized under French law, in which case the Options may no longer qualify as French-qualified Options.

Assumption or substitution of Options in the case of a Change of Control, as well as an acceleration of the vesting and exercisability of the French-qualified Options or any other mechanism implemented upon such Change of Control, or in any other event, may result in the Options no longer constituting French-qualified Options.

5

9.	Disqualification of the Option.

If the Options or underlying Shares are modified, adjusted or administered in a manner in keeping with the terms of the U.S. Plan or as mandated as a matter of law or by decision of the Company’s stockholders or the Board or the Plan Administrator, and the modification, adjustment or administration is contrary to the terms and conditions of this French Option Plan, the Options may no longer qualify for specific tax and social security treatment in France. If the Option no longer qualifies for specific tax and social security treatment in France, the French Participants must pay the French Participants’ portion of social security contributions resulting from the Option.

If the Options no longer qualify as French-qualified Options, the Plan Administrator may, provided it is authorized to do so under the U.S. Plan, and in its sole discretion, determine to lift, shorten or terminate certain restrictions applicable to the Options or to the sale of the Shares underlying the Options, which may have been imposed under this French Option Plan or in the Stock Option Agreement.

10.	Interpretation.

It is intended that Options granted under the French Option Plan shall qualify for the specific tax and social security treatment applicable to stock options granted under Sections L. 225-177 to L. 225-186-1 of the French Commercial Code, as amended, and in accordance with the relevant provisions set forth by French tax law and the French tax administration, but no undertaking is made by the Company to maintain such status.

The terms of the French Option Plan shall be interpreted in accordance with the relevant provisions set forth by French tax and social security laws and relevant guidelines published by the French tax and social security administrations and subject to the fulfillment of any applicable legal, tax and reporting obligations.

In the event of any conflict between the provisions of the French Option Plan and the U.S. Plan, the provisions of this French Option Plan shall control for any grants of Options made thereunder to French Participants.

11.	Employment Rights.

The adoption of this French Option Plan shall not confer upon the French Participants or any employees of a French Entity, any employment rights and shall not be construed as a part of any employment contracts that a French Entity has with its employees.

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12.	Non-Transferability.

Notwithstanding any provision in the U.S. Plan to the contrary and, except in the case of death and in accordance with applicable laws, the French-qualified Options shall not be transferred to any third party. In addition, the French-qualified Options are exercisable only by the French Participant during the lifetime of the French Participant.

13.	Stockholder Authorization.

The stockholders of the Company have approved the Plan in accordance with applicable U.S. laws but, for purposes of the French Option grants, such approval must be renewed at least every seventy-six (76) months, until there is an IPO.

14.	Amendments.

Subject to the terms of the U.S. Plan, the Board or Plan Administrator reserves the right to amend or terminate the French Option Plan at any time in accordance with applicable French law.

15.	Effective Date.

The French Option Plan is effective as of [date] 2013.

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Appendix 1

[U.S. Plan]

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